Exhibit No. 10(s)

AMENDMENT NO. 1 TO THE

SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF CONSTELLATION ENERGY NUCLEAR GROUP, LLC

This AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF CONSTELLATION ENERGY NUCLEAR GROUP, LLC, is entered into as of this 24th day of June, 2010, by and among Constellation Nuclear, LLC (“CNL”), a Delaware limited liability company, CE Nuclear, LLC (“CEN”), a Delaware limited liability company, and EDF Inc. (f/k/a EDF Development Inc.) (“EDF” and together with CNL and CEN, the “Current Members”), a Delaware corporation.

WHEREAS, on November 6, 2009, CNL, CEN, EDF, Constellation Energy Nuclear Group, LLC (the “Company”), a Maryland limited liability company, E.D.F. International S.A., Constellation, and Constellation Energy Group, Inc., entered into that certain Second Amended and Restated Operating Agreement (the “Operating Agreement”) of the Company;

WHEREAS, the Current Members of the Company may adopt an amendment of the Operating Agreement by unanimous written consent pursuant to Section 13.7 of the Operating Agreement; and

WHEREAS, the Current Members desire to amend the Operating Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.               Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Operating Agreement.

Section 2.               Amendment to Article XIII.  Article XIII of the Operating Agreement hereby is amended by adding the following Section 13.18.1 after Section 13.18:

“Section 13.18.1 Property and Accidental Outage Insurance. Property and Accidental Outage Insurance is secured through Nuclear Electric Insurance Limited (“NEIL”). The Company currently is the NEIL member-insured with respect to the Licensed Subsidiaries and, as such, has the rights to participate and vote on NEIL committees and receive NEIL distributions, and the obligations to pay annual premiums for the Licensed Subsidiaries (which are the loss payees) and fund any potential NEIL retrospective premium call. The Members have agreed that with effect from July 1, 2010 the Company will cease to be the NEIL member-insured with respect to the Licensed Subsidiaries and instead the Members or their other Affiliates will become the NEIL member-insureds.  Upon the Members or their other Affiliates becoming the NEIL member-insureds, the loss payees of the respective NEIL policies shall continue to be each of the Licensed Subsidiaries, and the Company shall become an additional insured under each of the respective policies. Additionally, the new member-insureds, rather than the Company, will be entitled to participate and vote on NEIL committees and receive NEIL distributions, and will be obligated to fund annual premiums and any potential NEIL retrospective premium call. Notwithstanding the preceding sentence, the Company shall be provided the opportunity to participate in appropriate NEIL forums/committees, continue to pay and bear the cost of the annual premiums for the Licensed Subsidiaries.  Further, in the event of a NEIL retrospective premium call that has been initially satisfied by the new member-insureds, the Company shall reimburse the new member-insureds for such retrospective premium payments, to the extent that the Board of Director’s determines Net Available Cash is available for such reimbursement.”

Section 3.               Effect of Amendment.  The parties hereto agree that except as expressly set forth herein, all terms of the Operating Agreement shall remain in full force and effect.  In the event of any inconsistency or conflict between the Operating Agreement and this amendment, the terms, conditions and provisions of this amendment shall govern and control.

Section 4.               Entire Agreement.  This Amendment and the Operating Agreement, including the Exhibits and other documents referred to therein which form a part thereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein.  From and after the execution of a counterpart hereof by the parties hereto, any reference to the Operating Agreement shall be deemed to be a reference to the Operating Agreement as amended hereby.

Section 5.               Governing Law.  This agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to principles of conflict of laws.

Section 6.               Counterparts.  This amendment may be executed in two or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one instrument.  Any signature page delivered by a facsimile machine shall be binding to the same extent as an original signature page.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Amendment No. 1 to the Second Amended and Restated Operating Agreement of Constellation Energy Nuclear Group, LLC, as of the date first written above.

CURRENT MEMBERS:	CONSTELLATION NUCLEAR, LLC

	By:	/s/ Charles A. Berardesco
		Name:	Charles A. Beraredesco
		Its:	Secretary

CE NUCLEAR, LLC

	By:	/s/ Charles A. Berardesco
		Name:	Charles A. Berardesco
		Its:	Secretary

EDF INC.

	By:	/s/ Jean-Pierre Benqué
		Name:	Jean-Pierre Benqué
		Its:	President

THE COMPANY:	CONSTELLATION ENERGY NUCLEAR GROUP, LLC

	By:	/s/ Henry B. Barron
		Name:	Henry B. Barron
		Its:	President and CEO